DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO

                              --------------------

                          DWS Janus Growth & Income VIP

The following information replaces similar disclosure in "The Portfolio Manager" section of the prospectuses:

The portfolio manager is Marc Pinto. He joined Janus in 1994 as an analyst. Mr. Pinto joined the portfolio in 2007 and holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.



















               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
November 13, 2007                                          Deutsche Bank Group